                                                                   EXHIBIT 10.16



                                   6416 Pacific Hwy. E., Tacoma WA 98424
T&W Funding Company V, L.L.C.      P.O. Box 3028, Federal Way WA 98063          Lease Number 1926101
----------------------------------------------------------------------------------------------------

ADDRESSEE:  U.S. ONLINE COMMUNICATIONS. L.L.C.

ADDRESS:    8307 Shoal Creek Blvd.         EQUIPMENT:  DTI - 889 Bendix Dr.
            Austin, TX 78757               LOCATION:   Jackson TN 38301 (Madison County)

EQUIPMENT & VENDOR(S):  SEE SCHEDULE "A" ATTACHED HERETO AND MADE A PART HEREOF

TERMS:  36 Monthly Rentals of $18,738.22 + Applicable TN Tax of 0.00 = 18,738.22 (U.S.)  SECURITY DEPOSIT:  $18,738.22
        --------------------------------------------------------------------------------                     ----------


TERMS AND CONDITIONS OF LEASE

        LEASE. Lessee hereby leases from Lessor, and Lessor leases to Lessee, the personal property described above, together with any replacement parts, additions, repairs or accessories nor or hereafter incorporated in or affixed to it (hereinafter referred to as the "Equipment").

        ACCEPTANCE OF EQUIPMENT. Lessee agrees to inspect the Equipment and to execute an Acknowledgement and Acceptance of Equipment by Lessee notice as provided by Lessor, after the equipment has been delivered and after Lessee is satisfied that the Equipment is satisfactory in every respect Lessee hereby authorizes Lessor to insert in this Lease serial numbers or other identifying data with respect to the Equipment.

--------------------------------------------------------------------------------

        DISCLAIMER OF WARRANTIES AND CLAIMS; LIMITATION OF REMEDIES. THERE ARE NO WARRANTIES BY OR ON BEHALF OF LESSOR. Lessee acknowledges and agrees by his signature below as follows:

        (a) LESSOR MAKES NO WARRANTIES EITHER EXPRESS OR IMPLIED AS TO THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY, ITS FITNESS OR SUITABILITY FOR ANY PARTICULAR PURPOSE, ITS DESIGN, ITS CAPACITY, ITS QUALITY, OR WITH RESPECT TO ANY CHARACTERISTICS OF THE EQUIPMENT;

        (b) Lessee has fully inspected the Equipment which it has requested Lessor to acquire and lease to Lessee, and the Equipment is in good condition and to Lessee's complete satisfaction;

        (c)    Lessee leases the Equipment "as is" and with all faults;

        (d) Lessee specifically acknowledges that the Equipment is leased to Lessee solely for commercial or business purposes and not for personal, family, household, or agricultural purposes;

        (e) If the Equipment is not properly installed, does not operate as represented or warranted by the supplier or manufacturer, or is unsatisfactory for any reason, regardless of cause or consequence, Lessee's only remedy, if any, shall be against the supplier or manufacturer of the Equipment and not against Lessor;

        (f) Provided Lessee is not in default under this Lease, Lessor assigns to Lessee any warranties made by the supplier or the manufacturer of the Equipment;

        (g) LESSEE SHALL HAVE NO REMEDY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES AGAINST LESSOR; and

        (h) NO DEFECT, DAMAGE, OR UNFITNESS OF THE EQUIPMENT FOR ANY PURPOSE SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY RENT OR RELIEVE LESSEE OF ANY OTHER OBLIGATION UNDER THIS LEASE.

       CHOICE OF LAW, JURISDICTION AND VENUE. This Lease shall         INITIALS:
not be effective until signed by Lessor at its principal place of
business listed above, Tacoma, WA, and shall be considered to          ---------
have been made and shall be construed under the laws of the State of Washington. Lessee agrees that should any legal action, suit, or proceeding be initiated by any party to this Agreement with regard to or arising out of this Lease, or the Equipment covered hereby, such action shall be brought in the Superior Court of the State of Washington in and for all parties consent to the jurisdiction of such Court as to all such actions.

--------------------------------------------------------------------------------

        STATUTORY FINANCE LEASE. Lessee agrees and acknowledges that it is the intent of both parties to this Lease that it qualify as a statutory finance lease under Article 2A of the Uniform Commercial Code. Lessee acknowledges and agrees that lessee has selected both: (1) the Equipment; and (2) the supplier from whom Lessor is to purchase the Equipment. Lessee acknowledges that Lessor has not participated in any way in Lessee's selection of the Equipment or of the supplier, and Lessor has not selected, manufactured, or supplied the Equipment.

        LESSEE IS ADVISED THAT IT MAY HAVE RIGHTS UNDER THE CONTRACT EVIDENCING THE LESSOR'S PURCHASE OF THE EQUIPMENT FROM THE SUPPLIER CHOSEN BY LESSEE AND THAT LESSEE SHOULD CONTACT THE SUPPLIER OF THE EQUIPMENT FOR A DESCRIPTION OF ANY SUCH RIGHTS.

        ASSIGNMENT BY LESSEE PROHIBITED. Lessee is expressly prohibited from making any assignment of this Lease, subleasing the Equipment or any interest therein, pledging or transferring the Lease, or otherwise disposing of the Equipment covered hereby, in the absence of prior written consent of Lessor.

        RENTAL PAYMENTS. Lessee agrees to pay rent in accordance with the terms herein, the first monthly payment to be due on the 25th day of May, 1997, and a like amount on the same day of each succeeding calendar month thereafter, payments to be made at Lessor's address set forth above, or as otherwise directed by Lessor.

        (a)    THIS LEASE IS NOT CANCELABLE OR TERMINABLE BY LESSEE.

        (b) SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS WHICH ARE A PART OF THIS LEASE.

        (c) LESSEE UNDERSTANDS AND ACKNOWLEDGES THAT NO BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER IS AN AGENT OF LESSOR, NO BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER IS AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF THIS LEASE AND NO REPRESENTATION AS TO THE EQUIPMENT OR ANY OTHER MATTER BY THE BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER, SHALL IN ANY WAY EFFECT LESSEE'S DUTY TO PAY THE RENTALS AND TO PERFORM LESSEE'S OBLIGATIONS SET FORTH IN THIS LEASE.

        LESSEE ACKNOWLEDGES HAVING READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS OF THIS LEASE, INCLUDING THE REVERSE SIDE HEREOF, AND AGREES TO BE BOUND BY ALL OF THE TERMS AND PROVISIONS CONTAINED HEREIN UPON THE EXECUTION OF THIS LEASE AGREEMENT OR EARLIER ACCEPTANCE OF THE LEASED EQUIPMENT.


LESSOR:  T & W Funding Company V, L.L.C.               LESSEE:  U.S. ONLINE COMMUNICATIONS, L.L.C.



   /S/                  DATE  4/28/97                      /S/                    DATE  4-24-97
----------------------------------------               -------------------------------------------
                                                       J. Robert Bozman, President


                                                                                  DATE
                                                       -------------------------------------------















                                       2